Exhibit 4.1

SPECIMEN STOCK CERTIFICATE REPRESENTING COMMON STOCK

(FRONT)

NUMBER	SHARES

HRG GROUP, INC.	COMMON STOCK
CUSIP

INCORPORATED UNDER THE LAWS

OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN RESTRICTIONS

THIS CERTIFIES THAT

***SPECIMEN***

IS THE RECORD HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.01, OF HRG GROUP, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
Transfer Agent and Registrar

CHIEF EXECUTIVE OFFICER	SECRETARY	BY
AUTHORIZED SIGNATURE

(REVERSE)

HRG GROUP, INC.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED AND, WITH RESPECT TO THE CLASSES OF SHARES WHICH MAY BE ISSUED IN SERIES, THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES, TO THE EXTENT THEY HAVE BEEN SET. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE OR TO THE TRANSFER AGENT.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT/TRANS MIN ACT –		CUSTODIAN
TEN ENT	—	as tenants by the entireties		(Cust)		(Minor)
JT TEN	—	as joint tenants with right of		under Uniform Gifts/Transfers to Minors Act
survivorship and not as tenants in common
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

                                                                                                                                                                                                                  shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                                 Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: The Signature(s) To This Assignment Must Correspond With The Name(s) As Written Upon The Face Of The Certificate In Every Particular, Without Alteration Or Enlargement Or Any Change Whatever.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.